Subsequent Events	3 Months Ended
Mar. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

NOTE 8 - SUBSEQUENT EVENTS

On May 7, 2020 and on May 11, 2020, the Company entered into Securities Purchase Agreements with several institutional investors and existing shareholders, pursuant to which the Company agreed to issue and sell, in a registered direct offering, an aggregate of 11,492,065 ordinary shares together with accompanying warrants to purchase an aggregate of 11,492,065 ordinary shares at a combined offering price of $1.575 per share and accompanying warrant. The net proceeds from these offerings, which closed on May 11, 2020 and on May 13, 2020, respectively were approximately $16.7 million after deducting the placement agent fees and commissions and offering expenses payable by the Company.